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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 6, 2006
                Date of Report (Date of earliest event reported)

                                 ORAGENICS, INC.
             (Exact name of registrant as specified in its charter)

           Florida                   000-50614                   59-3410522
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                            13200 Progress Boulevard
                             Alachua, Florida 32615
           (Address of principal executive offices including zip code)

                                 (386) 418-4018
               Registrant's telephone number, including area code

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                                      None
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         (Former name or former address, if changed since last report.)
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Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

      Oragenics, Inc. (the "Company") closed on the $600,000 private placement of Company common stock and warrants pursuant to the Securities Purchase Agreement previously described in its Form 8-K filing on January 11, 2006. The Company issued 1,500,000 shares of its common stock at $0.40 per share and 1,500,000 warrants to purchase common stock at an exercise price of $0.60 per share to accredited investors who were also existing shareholders of the Company. The warrants are exercisable for two years and are callable by the Company if its common stock trades at or above $1.60 per share for a 30 consecutive day period. Pursuant to the terms of a Registration Rights Agreement dated January 6, 2006, the Company is obligated to file a registration statement with the Securities and Exchange Commission within forty five days covering the resale of shares of common stock purchased by the private investors and the shares of common stock issuable upon exercise of the warrants. The private placement offering and sale of common stock and warrants was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The proceeds from the private offering will be used for general corporate purposes. Also, the Company voluntarily repaid all remaining principal and interest on its bank loan.

      A copy of the March 7, 2006 press release announcing the closing of the private placement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      The information in Item 1.01 of this report is incorporated herein by reference.

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Item 9.01 FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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Number                  Description
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4.1                     Securities Purchase Agreement dated January 6, 2006
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4.2                     Registration Rights Agreement dated January 6, 2006
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4.3                     Specimen Warrant Certificate
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99.1                    Press Release dated March 7, 2006
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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 10th day of March, 2006.

                                       ORAGENICS, INC.
                                       (Registrant)


                                       BY: /s/ Robert T. Zahradnik

                                           Robert T. Zahradnik
                                           President and Chief Executive Officer